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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll, Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC, 525 Bigham Knoll, Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2017 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Consumer Discretionary - 12.1%
Hotels, Restaurants & Leisure - 4.2%
McDonald's Corporation	39,655	$6,213,145

Media - 3.3%
Walt Disney Company (The)	48,992	4,829,142

Specialty Retail - 4.6%
Home Depot, Inc. (The)	40,700	6,656,892

Consumer Staples - 12.5%
Beverages - 2.9%
PepsiCo, Inc.	37,995	4,233,783

Food & Staples Retailing - 4.6%
Kroger Company (The)	122,971	2,466,798
Wal-Mart Stores, Inc.	53,677	4,194,321
		6,661,119
Food Products - 2.2%
General Mills, Inc.	62,675	3,244,058

Household Products - 2.8%
Procter & Gamble Company (The)	45,130	4,105,927

Energy - 7.6%
Energy Equipment & Services - 1.3%
Schlumberger Ltd.	27,000	1,883,520

Oil, Gas & Consumable Fuels - 6.3%
Chevron Corporation	43,820	5,148,850
Exxon Mobil Corporation	49,563	4,063,175
		9,212,025
Financials - 12.1%
Banks - 3.1%
M&T Bank Corporation	28,340	4,563,874

Capital Markets - 6.5%
BlackRock, Inc.	13,284	5,939,143
Northern Trust Corporation	39,000	3,585,270
		9,524,413

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.9% (Continued)	Shares	Value
Financials - 12.1% (Continued)
Insurance - 2.5%
Marsh & McLennan Companies, Inc.	44,000	$3,687,640

Health Care - 12.8%
Health Care Equipment & Supplies - 3.7%
Becton Dickinson and Company	27,525	5,393,524

Pharmaceuticals - 9.1%
Bristol-Myers Squibb Company	71,490	4,556,772
Johnson & Johnson	37,170	4,832,472
Merck & Company, Inc.	62,790	4,020,444
		13,409,688
Industrials - 13.5%
Aerospace & Defense - 2.7%
United Technologies Corporation	34,510	4,005,921

Air Freight & Logistics - 3.1%
United Parcel Service, Inc. - Class B	37,950	4,557,415

Machinery - 7.7%
Caterpillar, Inc.	44,280	5,522,159
Deere & Company	45,944	5,770,107
		11,292,266
Information Technology - 13.3%
Semiconductors & Semiconductor Equipment - 9.2%
Intel Corporation	107,465	4,092,267
QUALCOMM, Inc.	56,924	2,950,940
Texas Instruments, Inc.	71,610	6,419,121
		13,462,328
Software - 4.1%
Microsoft Corporation	81,425	6,065,348

Materials - 3.5%
Chemicals - 3.5%
DowDuPont, Inc.	74,875	5,183,596

Telecommunication Services - 5.7%
Diversified Telecommunication Services - 5.7%
AT&T, Inc.	109,403	4,285,316
Verizon Communications, Inc.	80,786	3,998,099
		8,283,415

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.9% (Continued)	Shares	Value
Utilities - 4.8%
Gas Utilities - 2.0%
National Fuel Gas Company	52,145	$2,951,929

Multi-Utilities - 2.8%
Dominion Energy, Inc.	53,243	4,095,984

Total Common Stocks (Cost $94,938,662)		$143,516,952

MONEY MARKET FUNDS - 2.2%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 0.93% (a) (Cost $3,240,123)	3,240,123	$3,240,123

Total Investments at Value - 100.1% (Cost $98,178,785)		$146,757,075

Liabilities in Excess of Other Assets - (0.1%)		(111,065)

Net Assets - 100.0%		$146,646,010

(a)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2017 (Unaudited)

U.S. TREASURY OBLIGATIONS - 13.3%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.625%	02/15/26	$700,000	$665,547
U.S. Treasury Notes	1.625%	05/15/26	650,000	616,535
U.S. Treasury Notes	2.000%	11/15/26	500,000	487,246
U.S. Treasury Bonds	2.500%	02/15/46	250,000	232,491
Total U.S. Treasury Obligations (Cost $2,049,643)				$2,001,819

U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.7%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank - 10.2%
Federal Farm Credit Bank	2.750%	06/26/23	$500,000	$514,420
Federal Farm Credit Bank	2.370%	05/01/25	300,000	298,202
Federal Farm Credit Bank	2.500%	07/12/27	250,000	243,011
Federal Farm Credit Bank	2.240%	07/06/27	500,000	476,018
				1,531,651
Federal Home Loan Bank - 17.8%
Federal Home Loan Bank	1.250%	11/08/21	300,000	296,112
Federal Home Loan Bank	1.500%	03/29/22	250,000	248,348
Federal Home Loan Bank	1.500%	10/27/22	500,000	496,400
Federal Home Loan Bank	2.125%	03/10/23	350,000	351,441
Federal Home Loan Bank	1.500%	07/27/28	1,000,000	956,242
Federal Home Loan Bank	2.570%	10/06/31	345,000	324,917
				2,673,460
Federal Home Loan Mortgage Corporation - 1.0%
Federal Home Loan Mortgage Corporation	1.300%	10/27/23	150,000	147,418

Private Export Funding Corporation - 2.6%
Private Export Funding Corporation	4.300%	12/15/21	350,000	382,716

U.S. Department of Housing and Urban Development - 1.1%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	158,167

Total U.S. Government Agency Obligations (Cost $4,893,579)				$4,893,412

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 47.3%	Coupon	Maturity	Par Value	Value
Commercial - 4.1%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.048%(a)	07/01/42	$1,610,822	$601
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.357%(a)	10/12/42	200,000	44,000
Credit Suisse First Boston Mortgage Securities, IO, Series 2004-C1-AX, 144A	0.847%(a)	01/15/37	3,940,667	83,517
FREMF Mortgage Trust, IO, Series 2011-K15	0.100%(a)	08/01/44	113,510,874	342,099
GMAC Commercial Mortgage Securities, Inc. Trust, IO, Series 1997-C1	1.488%(a)	07/15/29	5,452,346	111,053
Merrill Lynch Mortgage Trust, IO, Series 2008-C1	0.137%(a)	02/12/51	64,419,831	17,245
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	1.280%(a)	11/01/30	551,095	32
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21	0.000%(a)	10/01/44	316,893,153	13,753
				612,300
Federal Home Loan Mortgage Corporation - 2.5%
FHLMC, Pool #J13584	3.500%	11/01/25	29,839	31,356
FHLMC, Series 1963	7.500%	01/01/27	16,200	18,574
FHLMC, IO, Series K717	0.501%(a)	09/01/21	19,615,342	333,170
				383,100
Federal National Mortgage Association - 26.6%
FANNIEMAE-ACES, IO, Series 2006-M1	5.385%(a)	06/01/19	2,558	2,558
FANNIEMAE-ACES, IO, Series 2013-M4	3.903%(a)	02/25/18	3,236,893	671
FANNIEMAE-ACES, IO, Series 2013-M13	0.000%(a)	05/01/18	54,747,434	2,327
FANNIEMAE-ACES, IO, Series 2014-M8 (1MO LIBOR + 491.4)	1.626%(a)	05/25/18	1,117,301	6,327
FANNIEMAE-ACES, IO, Series 2009-M1	0.621%(a)	07/25/19	15,092,804	122,991
FANNIEMAE-ACES, IO, Series 2010-M1	0.407%(a)	09/25/19	9,655,028	79,448
FANNIEMAE-ACES, IO, Series 2010-M3	0.318%(a)	03/25/20	19,705,341	164,212

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 47.3% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association - 26.6% (Continued)
FANNIEMAE-ACES, IO, Series 2010-M4	0.730%(a)	06/25/20	$13,101,750	$240,076
FANNIEMAE-ACES, IO, Series 2010-M5	0.900%(a)	07/25/20	10,016,544	240,944
FANNIEMAE-ACES, IO, Series 2011-M2	0.007%(a)	04/25/21	25,631,312	193,573
FANNIEMAE-ACES, IO, Series 2011-M1	0.012%(a)	06/25/21	38,088,842	225,878
FANNIEMAE-ACES, IO, Series 2013-M5	2.230%(a)	01/01/22	5,959,265	336,424
FANNIEMAE-ACES, IO, Series 2012-M2	0.705%(a)	02/25/22	15,713,289	385,687
FANNIEMAE-ACES, IO, Series 2012-M4	0.552%(a)	04/25/22	11,014,746	224,562
FANNIEMAE-ACES, IO, Series 2015-M4	0.556%(a)	07/25/22	14,115,807	313,288
FANNIEMAE-ACES, IO, Series 2012-M14	0.484%(a)	09/25/22	3,261,314	62,439
FANNIEMAE-ACES, IO, Series 2014-M9	0.142%(a)	07/25/24	28,453,766	309,090
FANNIEMAE-ACES, IO, Series 2014-M13	0.128%(a)	08/25/24	12,764,568	108,916
FANNIEMAE-ACES, IO, Series 2015-M1	0.550%(a)	09/25/24	29,439,961	934,351
FNMA, Series 2003-3	5.000%	02/01/18	648	650
FNMA, Pool #899237	5.000%	03/01/22	3,860	3,986
FNMA, Series 2002-93	6.500%	03/01/32	19,704	21,756
				3,980,154
Government National Mortgage Association - 14.1%
GNMA, IO, Series 2011-121 (1MO LIBOR + 610)	4.869%(a)	03/16/43	1,080,378	154,716
GNMA, IO, Series 2014-9	0.898%(a)	02/16/48	8,034,425	356,618
GNMA, IO, Series 2010-100	0.402%(a)	07/16/50	5,426,219	115,977
GNMA, IO, Series 2012-4	0.272%(a)	05/16/52	2,525,712	44,426
GNMA, IO, Series 2012-114	0.811%(a)	01/16/53	3,710,838	194,157
GNMA, IO, Series 2012-135	0.601%(a)	01/16/53	7,097,626	258,897
GNMA, IO, Series 2013-35	0.483%(a)	01/16/53	9,930,823	344,338
GNMA, IO, Series 2012-112	0.311%(a)	02/16/53	2,516,426	61,008
GNMA, IO, Series 2012-125	0.412%(a)	02/16/53	13,977,332	440,542

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 47.3% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association - 14.1% (Continued)
GNMA, IO, Series 2012-107	0.564%(a)	12/16/53	$3,961,130	$137,405
				2,108,084

Total Mortgage-Backed Securities (Cost $8,866,311)				$7,083,638

CORPORATE BONDS - 2.0%	Coupon	Maturity	Par Value	Value
Financials - 2.0%
Finial Holdings, Inc. (Cost $283,894)	7.125%	10/15/23	$250,000	$296,369

MONEY MARKET FUNDS - 3.4%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 0.93% (b) (Cost $509,538)	509,538	$509,538

Total Investments at Value - 98.7% (Cost $16,602,965)		$14,784,776

Other Assets in Excess of Liabilities - 1.3%		193,829

Net Assets - 100.0%		$14,978,605

IO - Interest only strip. Par value shown is the notional value, not a true par value (Note 4).

144A - This security was purchased in a transaction exempt from registration under the Securities Act of 1933 in compliance with Rule 144A. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $83,517 at September 30, 2017, representing 0.6% of net assets.

LIBOR - London interbank offered rate.

(a)
Variable rate security. The rate shown is the effective interest rate as of September 30, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2017 (Unaudited)

COMMON STOCKS - 76.2%	Shares	Value
Brazil - 6.9%
Ambev S.A. - ADR	29,510	$194,471
Banco Bradesco S.A. - ADR	11,790	130,515
Companhia Paranaense de Energia-Copel - ADR	12,500	110,750
Itau Unibanco Holding S.A. - ADR	19,270	263,999
Telefonica Brasil S.A. - ADR	7,200	114,048
TIM Participacoes S.A. - ADR	5,950	108,766
		922,549
Chile - 2.3%
Empresa Nacional de Telecomunicaciones S.A.	17,614	182,201
Viña Concha Y Toro S.A. (a)	79,500	132,114
		314,315
China - 3.7%
China Petroleum & Chemical Corporation - ADR	1,500	113,640
PetroChina Company Ltd. - ADR	2,576	165,147
Sinopec Shanghai Petrochemical Company Ltd. - ADR	3,704	221,573
		500,360
Colombia - 1.6%
Grupo de Inversiones Suramericana S.A.	14,983	209,474

Hong Kong - 15.4%
Beijing Enterprises Holdings (a)	41,000	220,841
China Overseas Land & Investment Ltd. (a)	59,000	192,502
China Overseas Property Holdings Ltd. (a)	15,666	3,760
China Resources Enterprise Ltd. (a)	104,000	282,168
China Resources Land Ltd. (a)	68,000	209,082
CITIC Ltd. (a)	107,000	158,548
COSCO Pacific Ltd. (a)	12,105	13,502
Hengan International Group Company Ltd. (a)	39,000	361,680
Lenovo Group Ltd. - ADR	8,206	90,184
Shanghai Industrial Holdings Ltd. (a)	69,000	209,481
Sino Biopharmaceutical Ltd. (a)	99,000	104,885
Tingyi (Cayman Islands) Holding Corporation (a)	148,000	223,104
		2,069,737
Indonesia - 4.4%
Indofood Sukses Makmur Tbk. (a)	277,700	173,822
PT Telekomunikasi Indonesia Tbk. - ADR	6,514	223,430
Semen Indonesia Persero Tbk. (a)	263,100	197,902
		595,154

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 76.2% (Continued)	Shares	Value
Korea (Republic of) - 10.8%
Amorepacific Group (a)	710	$76,709
Dongbu Insurance Company Ltd. (a)	2,159	138,013
Korea Gas Corporation (a) (b)	3,880	142,937
KT Corporation - ADR	11,956	165,830
LG Corporation (a)	3,275	231,382
POSCO - ADR	2,676	185,715
Samsung Electronics Company Ltd. (a)	188	423,279
Samsung Fire & Marine Insurance Company Ltd. (a)	370	90,723
		1,454,588
Malaysia - 5.8%
CIMB Group Holdings Berhad (a)	218,415	326,365
Genting Berhad (a)	84,200	190,614
Malayan Banking Berhad (a)	113,589	256,608
		773,587
Mexico - 3.4%
América Móvil S.A.B. de C.V. - Series L	15,675	278,231
Coca-Cola Femsa S.A.B. de C.V. - Series L	23,837	184,070
		462,301
Peru - 0.4%
Grupo Graña y Montero - ADR (b)	11,500	55,315

Philippines - 2.6%
Aboitiz Equity Ventures, Inc. (a)	87,350	125,816
Robinsons Land Corporation (a)	180,000	89,601
Universal Robina Corporation (a)	45,370	136,393
		351,810
Russian Federation - 1.5%
Surgutneftegaz OJSC - ADR	39,980	206,697

South Africa - 6.1%
Liberty Holdings Ltd. (a)	16,865	131,051
Naspers Ltd. - Class N - ADR	6,285	275,912
Sasol Ltd. - ADR	4,502	123,940
Shoprite Holdings Ltd. - ADR	8,803	135,232
Shoprite Holdings Ltd. (a)	10,000	152,833
		818,968
Taiwan Province of China - 8.0%
Cheng Shin Rubber Industry Company Ltd. (a)	54,000	107,983
Compal Electronics, Inc. (a)	238,000	168,968
CTCI Corporation (a)	156,000	250,183
Delta Electronics, Inc. (a)	39,100	201,343

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 76.2% (Continued)	Shares	Value
Taiwan Province of China - 8.0% (Continued)
Giant Manufacturing Company Ltd. (a)	21,000	$98,661
President Chain Store Corporation (a)	29,000	244,287
		1,071,425
Thailand - 1.8%
Charoen Pokphand Foods plc (a)	309,000	248,630

United States - 1.5%
Southern Copper Corporation	4,890	194,426

Total Common Stocks (Cost $8,816,454)		$10,249,336

PREFERRED STOCKS - 0.9%	Shares	Value
Companhia Brasileira de Distribuição - ADR (b)	5,000	$118,350
Grupo de Inversiones Suramericana	183	2,502
Total Preferred Stocks (Cost $100,275)		$120,852

EXCHANGE-TRADED FUNDS - 18.6%	Shares	Value
Columbia India Consumer ETF	11,000	$467,500
Global X MSCI Argentina ETF	5,650	179,670
iShares China Large-Cap ETF	7,500	330,300
iShares MSCI India ETF	26,800	880,380
iShares MSCI Taiwan Capped ETF	4,429	159,887
VanEck Vectors India Small-Cap Index ETF	1,890	107,238
VanEck Vectors Poland ETF	9,326	188,363
VanEck Vectors Vietnam ETF	12,400	184,884
Total Exchange-Traded Funds (Cost $2,320,220)		$2,498,222

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 4.0%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 0.93% (c) (Cost $541,344)	541,344	$541,344

Total Investments at Value - 99.7% (Cost $11,778,293)		$13,409,754

Other Assets in Excess of Liabilities - 0.3%		43,528

Net Assets - 100.0%		$13,453,282

ADR - American Depositary Receipt.

(a)	Level 2 security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SUMMARY OF COMMON & PREFERRED STOCKS BY SECTOR AND INDUSTRY
September 30, 2017 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary - 5.0%
Auto Components	0.8%
Hotels, Restaurants & Leisure	1.4%
Leisure Products	0.7%
Media	2.1%
Consumer Staples - 19.8%
Beverages	3.8%
Food & Staples Retailing	6.9%
Food Products	5.8%
Personal Products	3.3%
Energy - 4.5%
Oil, Gas & Consumable Fuels	4.5%
Financials - 12.2%
Banks	7.3%
Diversified Financial Services	1.5%
Insurance	2.7%
Real Estate Management & Development	0.7%
Health Care - 0.8%
Pharmaceuticals	0.8%
Industrials - 9.4%
Construction & Engineering	2.3%
Industrial Conglomerates	7.0%
Transportation Infrastructure	0.1%
Information Technology - 6.6%
Computers & Peripherals	1.3%
Electronic Equipment, Instruments & Components	1.5%
Technology Hardware, Storage & Peripherals	3.8%
Materials - 5.9%
Chemicals	1.6%
Construction Materials	1.5%
Metals & Mining	2.8%
Real Estate - 3.0%
Real Estate Management & Development	3.0%
Telecommunication Services - 8.0%
Diversified Telecommunication Services	3.8%
Wireless Telecommunication Services	4.2%
Utilities - 1.9%
Electric Utilities	0.8%
Gas Utilities	1.1%
77.1%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
September 30, 2017 (Unaudited)

1. Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. When using the last sales price and when the market is considered active, the security will be classified within Level 1 of the fair value hierarchy. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded on non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at their net asset value per share as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Cutler Investment Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Fixed income securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2017 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$143,516,952	$-	$-	$143,516,952
Money Market Funds	3,240,123	-	-	3,240,123
Total	$146,757,075	$-	$-	$146,757,075

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$2,001,819	$-	$2,001,819
U.S. Government Agency Obligations	-	4,893,412	-	4,893,412
Mortgage-Backed Securities	-	7,083,638	-	7,083,638
Corporate Bonds	-	296,369	-	296,369
Money Market Funds	509,538	-	-	509,538
Total	$509,538	$14,275,238	$-	$14,784,776

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,933,566	$6,315,770	$-	$10,249,336
Preferred Stocks	120,852	-	-	120,852
Exchange-Traded Funds	2,498,222	-	-	2,498,222
Money Market Funds	541,344	-	-	541,344
Total	$7,093,984	$6,315,770	$-	$13,409,754

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period. As of September 30, 2017, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into or out of any Level.

There were no Level 3 securities held by the Funds as of September 30, 2017.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2017 and September 30, 2017:

Cutler Fixed Income Fund
Balance as of June 30, 2017	$574,169
Transfers into and/or out of Level 3	(574,169)

Balance as of September 30, 2017	$-

There were no derivative instruments held by the Funds during the period ended or as of September 30, 2017.

2. Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

3. Federal Income Tax

The following information is computed on a tax basis for each item as of September 30, 2017:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund

Cost of portfolio investments	$98,192,961	$16,652,086	$11,842,108

Gross unrealized appreciation	$51,775,768	$93,995	$1,890,019
Gross unrealized depreciation	(3,211,654)	(1,961,305)	(322,373)

Net unrealized appreciation (depreciation)	$48,564,114	$(1,867,310)	$1,567,646

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and Cutler Fixed Income Fund and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

4. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to default risk and prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. As of September 30, 2017, Cutler Fixed Income Fund had 47.3% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of September 30, 2017, 46.5% of the value of Cutler Fixed Income Fund’s net assets were invested in IO classes of SMBS.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 29, 2017

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Accounting Officer

Date	November 29, 2017

*	Print the name and title of each signing officer under his or her signature.